UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

SELECTIS HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	ELECTIONOF DIRECTORS; APPPOINTMENT OF CERTAIN OFFICERS

Appointment of Jim Creamer as Chief Financial Officer

On August 27, 2024 the Board of Directors of Selectis Health, Inc., a Utah corporation (the “Company”) approved the appointment of James Creamer to the position of Chief Financial Officer, effective August 15, 2024. Mr. Creamer has been serving as the Company’s Interim CEO since December of 2023, as previously reported on the Company’s Current Report on Form 8-K dated December 18, 2023 and filed with SEC on December 22, 2023.

Mr. Creamer’s base salary is $180,000 per year.

A copy of the Company’s and Mr. Creamer’s fully executed Offer Letter setting forth the terms of Mr. Creamer’s engagement is filed herewith as Exhibit 10.1

ITEM 9.01	EXHIBITS

Item	Title
10.1	Offer Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc.
(Registrant)

Dated: August 29, 2024	/s/ Adam Desmond
Adam Desmond, CEO